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                              EXHIBIT NUMBER 23.1





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                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-92824) of Franklin Financial Corporation of our report dated March 13, 1997 appearing in the Annual report on Form 10-KSB of Franklin Financial Corporation for the year ended December 31, 1996.


                 /s/ Heathcott & Mullaly, P.C.

                 Brentwood, Tennessee

March 27, 1997